UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Items 8.01 and 9.01 of Form 8-K.

8.01 Other Events.

On August 6, 2026, the Company entered into an Amendment No. 2 (the “Amendment”) to the equity distribution agreement, dated February 23, 2024 and amended as of February 25, 2025 (as amended, the “Equity Distribution Agreement”) with Jefferies LLC, Robert W. Baird & Co. Incorporated, BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, Huntington Securities, Inc., KeyBanc Capital Markets Inc., Regions Securities LLC, Truist Securities, Inc., and Wells Fargo Securities, LLC (collectively, the “Agents”), pursuant to which the Company may continue to sell, from time to time, up to an aggregate sales price of $500,000,000 of its common shares, no par value per share, through the Agents.

The Amendment updates the definition of “Agent” and “Agents” in the Equity Distribution Agreement to remove B. Riley Securities, Inc., SMBC Nikko Securities America, Inc. and Scotia Capital (USA) Inc. and add Huntington Securities, Inc.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and the foregoing description of the material terms of the Amendment in this Item 8.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

From time to time, the Company has had customary commercial and/or investment banking relationships with the Agents and/or certain of their affiliates.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Amendment No. 2 to Equity Distribution Agreement, dated August 6, 2026, by and among the Company, Jefferies LLC, Robert W. Baird & Co. Incorporated, BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, Huntington Securities, Inc., KeyBanc Capital Markets Inc., Regions Securities LLC, Truist Securities, Inc., and Wells Fargo Securities, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Office

August 6, 2026